[SRK CONSULTING LOGO]                                SRK Consulting
[GRAPHIC OMITTED]                                    Windsor Court
                                                     1-3 Windsor Place
                                                     Cardiff
                                                     United Kingdom
                                                     CF10 3BX

                                                     e-mail: cardiff@srk.co.uk
                                                     URL: www.srk.co.uk

                                                     Tel: + 44(0)29 20 34 81 50
                                                     Fax: + 44(0)29 20 34 81 99

U:\MSayers\DEPARTMENTS\GEOLOGY\ARMI\Corres\004ARMI_consent_let.doc

The Board of Directors of
Randgold Resources Limited

Re: Consent to use Reserve Statement pertaining to the Morila and Loulo
    Projects, Mali

Dear Mr. Bristow:

     SRK Consulting (UK) Limited ("SRK") hereby consents to the reference to SRK in the Registration Statement on Form F-1 to which this consent is an exhibit, to the reference to SRK under the heading "Experts" and to the citation and/or summarization of the Reserve Statement reviewed by SRK for the Morila and Loulo projects in such Registration Statement.

SRK also consents to the filing of its report titled "Randgold Resources
Limited: August 2005 Reserve Review" dated August 2005 as an exhibit to the
Registration Statement

Dated this 19th day of August, 2005.

SRK Consulting (UK) Limited

/s/ Mike Armitage
---------------------------
MIKE ARMITAGE
MANAGING DIRECTOR AND PRINCIPAL MINING GEOLOGIST

STEFFEN, ROBERTSON AND KIRSTEN (UK) LTD.   Registered Address:   Offices in:
                                           21 Gold Tops,         Australia
Registered in England and Wales            Newport,              North America
                                           Gwent.                Southern Africa
Reg. No. 1575403                           NP9 4PG               South America
                                                                 United Kingdom